                                                       EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference into the Registration Statement of Scheid Vineyards Inc. on Form S-8 (SEC File No. 333-47845, filed March 12,
1998) of our report dated February 13, 1998, appearing in the Annual Report on Form 10-KSB of Scheid Vineyards Inc. for the year ended December 31, 1997.

/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP
Los Angeles, California


March 27, 1998